SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant As Specified In Its Charter)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-111.

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

SUNAMERICA SERIES TRUST

SA PineBridge High-Yield Bond Portfolio

5300 MEMORIAL DRIVE

SUITE 1150

HOUSTON, TX 77007

February 27, 2026

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own(ed) shares in one or both of the following portfolios (each, a “Portfolio” and together, the “Portfolios”), through a variable annuity or variable life insurance policy:

•	SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust (“SST”)
•	SA PineBridge High-Yield Bond Portfolio, a series of SunAmerica Series Trust (“SAST”)

The purpose of the Information Statement is to inform you that at a meeting held on June 5, 2025, the Board of Trustees of each of SST and SAST approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and PineBridge Investments LLC (“PineBridge”) with respect to its respective Portfolio (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on December 30, 2025, which is the date MetLife Investment Management, the institutional asset management business of MetLife, Inc., acquired PineBridge (the “PineBridge Transaction”). The PineBridge Transaction caused an “assignment” of the subadvisory agreement then in place between SunAmerica and PineBridge with respect to the Portfolios. The prior subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the PineBridge Transaction constituted such an assignment.

At a meeting held on September 18, 2025, the Board of Trustees of each of SST and SAST approved another new subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios (the “January 2026 Subadvisory Agreement”). The January 2026 Subadvisory Agreement became effective on January 1, 2026, which is the date that Corebridge Financial, Inc., the indirect parent company of SunAmerica, the Portfolios’ investment adviser, closed on a transaction whereby Venerable Holdings, Inc. (“Venerable”) acquired SunAmerica (the “SunAmerica Transaction”). Pursuant to the 1940 Act, the SunAmerica Transaction was deemed to effect an “assignment” of the Investment Advisory and Management Agreements (each, an “Advisory Agreement”) between each Trust and SunAmerica, which resulted in their automatic termination. The New Subadvisory Agreement automatically terminated upon the termination of the related Advisory Agreements with respect to the Portfolios and was replaced with the January 2026 Subadvisory Agreement. Shareholders will receive a separate information statement describing the January 2026 Subadvisory Agreement.

In connection with the approval of the New Subadvisory Agreement, there were no changes to the Portfolios’ principal investment strategies or principal investment risks. The New Subadvisory Agreement did not result in any change to the advisory fees or expenses payable by each Portfolio.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and PineBridge.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at Corebridge Financial, Inc., which is the indirect owner of the issuers of the variable contracts in which you invest at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

Seasons Series Trust

SunAmerica Series Trust

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

SUNAMERICA SERIES TRUST

SA PineBridge High-Yield Bond Portfolio

5300 MEMORIAL DRIVE

SUITE 1150

HOUSTON, TX 77007

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT

You have received this information statement (the “Information Statement”) because, on December 30, 2025, you were invested in the SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust (“SST”), and/or the SA PineBridge High-Yield Bond Portfolio, a series of SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”), through a variable annuity or variable life insurance contract policy. You are receiving this Information Statement in lieu of a proxy statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

This Information Statement describes the decision by the Board of Trustees (the “Board” and whose members are referred to as “Trustees”) of each Trust to approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) and PineBridge Investments LLC (“PineBridge” or the “Subadviser”) with respect to the Portfolios (the “New Subadvisory Agreement”). At an in-person meeting held on June 5, 2025 (the “Meeting”), the Board of each Trust, including all of the Trustees who are not “interested persons” of the Trusts, SunAmerica or PineBridge, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the New Subadvisory Agreement with respect to each Portfolio in connection with the PineBridge Transaction (as defined herein) that went into effect on December 30, 2025.

Prior to December 30, 2025, PineBridge served as subadviser to each Portfolio. However, the prior subadvisory agreement between SunAmerica and PineBridge (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, that it would automatically terminate upon a change of control of PineBridge. On December 30, 2025, MetLife Investment Management, the institutional asset management business of MetLife, Inc., acquired PineBridge (the “PineBridge Transaction”), resulting in a change of control. Consequently, the Prior Subadvisory Agreement automatically terminated, and the New Subadvisory Agreement became effective upon the closing of the PineBridge Transaction.

At a meeting held on September 18, 2025, the Board of each Trust approved another new subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios (the “January 2026 Subadvisory Agreement”). The January 2026 Subadvisory Agreement became effective on January 1, 2026, which is the date that Corebridge Financial, Inc., the parent company of SunAmerica, the Portfolios’ investment adviser, closed on a transaction whereby Venerable Holdings, Inc. (“Venerable”) acquired SunAmerica (the “SunAmerica Transaction”). Pursuant to the 1940 Act, the SunAmerica Transaction was deemed an “assignment” of the Investment Advisory and Management Agreements (each, a “Prior Advisory Agreement”) between each Trust and SunAmerica, which resulted in their automatic termination. The New Subadvisory Agreement automatically terminated upon the termination of the related Prior Advisory Agreements with respect to the Portfolios and was replaced with the January 2026 Subadvisory Agreement. Shareholders will receive a separate information statement regarding the January 2026 Subadvisory Agreement.

The Trusts have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Board, including a majority of the Independent Trustees, must first approve each new or amended subadvisory agreement. This allows SunAmerica to act more quickly to change or add subadvisers when it is determined that a change would be in the best interest of a fund and its shareholders. The Order requires that within 60 days of entering into a new subadvisory agreement, a Trust must furnish its fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when the Portfolios should rely on the no-action relief. The Portfolios’ Prospectus will be updated in advance of the no-action relief being relied upon by the Portfolios.

This Information Statement is being posted at venerable.onlineprospectus.net/informationstatements/index.html on or about February 27, 2026.

The Adviser and the Portfolios

SunAmerica is an investment adviser registered with the SEC and is located at One World Trade Center, 285 Fulton Street, Suite 49M, New York, NY, 10007. It is a limited liability company organized under the laws of Delaware and is an indirect, wholly-owned subsidiary of Venerable. As discussed in further detail in a supplement to the Portfolios’ prospectus dated January 5, 2026, Corebridge, the former ultimate parent company of SunAmerica, and Venerable announced the closing of the SunAmerica Transaction whereby Venerable had acquired SunAmerica from Corebridge. The SunAmerica Transaction closed on January 1, 2026. The SunAmerica Transaction did not result in any changes to the portfolio management of the Portfolios, nor did it affect the Portfolios’ investment objectives or policies.

Pursuant to an Investment Advisory and Management Agreement between each Trust and SunAmerica, dated January 1, 2026, as amended from time to time (each, an “Advisory Agreement”), SunAmerica serves as investment adviser to the Portfolios. Each Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on September 18, 2025. The Advisory Agreements replaced the Prior Advisory Agreements in effect between SunAmerica and each Trust that terminated upon the change of control of SunAmerica that occurred in connection with the SunAmerica Transaction. As investment adviser, SunAmerica selects the subadvisers for each Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The subadvisers to the Trusts’ portfolios, including PineBridge, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers, and negotiating commission rates for the portfolios.

The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trusts’ portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreements or to SunAmerica’s advisory fees in connection with the approval of the New Subadvisory Agreement. For the fiscal year ended January 31, 2026 with respect to the SA PineBridge High-Yield Bond Portfolio and for the fiscal year ended March 31, 2025 with respect to the SA Multi-Managed Diversified Fixed Income Portfolio, the Portfolios paid SunAmerica advisory fees based on their average daily net assets pursuant to the Advisory Agreements as follows:

Portfolio	Advisory Fees	% of Average Daily Net Assets
SA PineBridge High-Yield Bond Portfolio	$1,643,688	0.64%
SA Multi-Managed Diversified Fixed Income Portfolio	$4,293,641	0.65%

In connection with the approval of the New Subadvisory Agreement, there were no changes to the Portfolios’ principal investment strategies or principal investment risks.

The New Subadvisory Agreement

The terms of the New Subadvisory Agreement are identical to those of the Prior Subadvisory Agreement between SunAmerica and PineBridge with respect to each Portfolio, except for the date of the agreement. Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of the Adviser, PineBridge continues to manage the investment and reinvestment of the assets or a portion of the assets of each Portfolio; determines, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold; will provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain; and will render regular reports to the Adviser and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. PineBridge shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish and communicate to PineBridge, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trusts’ current prospectus and statement of additional information as provided to PineBridge, and applicable laws and regulations.

The New Subadvisory Agreement also provides for automatic termination with respect to each Portfolio unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the respective Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to each Portfolio, without penalty, by the Portfolio or respective Trust, respective Board, SunAmerica, or the holders of a majority of the outstanding shares of the Portfolio, on not less than 30 nor more than 60 days’ prior written notice to PineBridge. As noted above, the New Subadvisory Agreement that went into effect on December 30, 2025 terminated upon the termination of the Prior Advisory Agreements. Effective January 1, 2026, the New Subadvisory Agreement was replaced with the January 2026 Subadvisory Agreement. Shareholders will receive more information regarding the January 2026 Subadvisory Agreement in a separate information statement.

Since SunAmerica, and not the Portfolios, is responsible for the payment of subadvisory fees, the fees and expenses paid by the Portfolios’ shareholders will not change as a result of the approval of the New Subadvisory Agreement. The proposed subadvisory fees were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Portfolios are marketed, the investment characteristics of the Portfolios relative to other similar funds, and the fees charged to comparable products within the industry.

For the most recent fiscal year ended January 31, 2026, SunAmerica received advisory fees from the SA PineBridge High-Yield Bond Portfolio in the amount of 1,643,688 or 0.64% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to PineBridge for its management of the Portfolio in the aggregate amount of $819,753 or 0.32% of average daily net assets, retaining $823,9335 or 50.1% of its advisory fee.

For the most recent fiscal year ended March 31, 2025, SunAmerica received advisory fees from the SA Multi-Managed Diversified Fixed Income Portfolio in the amount of $4,293,641 or 0.65% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to PineBridge and Wellington Management LLP, the Portfolio’s other subadviser, for their management of the Portfolio in the aggregate amount of $1,004,222 or 0.15% of average daily net assets, retaining $3,289,419 or 0.49% of its advisory fee.

The subadvisory fees payable to PineBridge under the New Subadvisory Agreement are identical to the subadvisory fees payable under the Prior Subadvisory Agreement. As a result, the New Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

The New Subadvisory Agreement is attached as Exhibit A, and the description of the New Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

Factors Considered by the Board

At the Meeting, the Board of each Trust (collectively referred to in this section as the “Board”), including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and PineBridge with respect to each Portfolio.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)  the requirements of the Portfolios in the areas of investment supervisory and administrative services;

(2)  the nature, extent and quality of the investment advisory and administrative services expected to be provided by PineBridge;

(3)  the size and structure of the subadvisory fees and any other material payments to PineBridge;

(4)  the organizational capability and financial condition of PineBridge, MetLife Investment Management and their affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)  the fees to be paid by the Adviser to the PineBridge for managing the Portfolios.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding PineBridge’s compliance and regulatory history. The Board also took into account extensive information from PineBridge regarding its services provided to the Trusts, which materials the Board reviewed at a meeting on October 9, 2024 (the “October Meeting”) in connection with its consideration of the renewal of the Prior Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and PineBridge in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

At the October Meeting, the Board received information regarding each Portfolio’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management and PineBridge. In addition, the Board considered expenses and performance of PineBridge with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolios.

Nature, Extent and Quality of Services Provided by PineBridge.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by PineBridge. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolios, manages the daily business affairs of the Trusts, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolios’ assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trusts and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that the services currently provided by PineBridge for the Portfolios would not change under the New Subadvisory Agreement. The Board further noted that PineBridge would continue to be responsible for providing investment management services on a day-to-day basis. In such role, PineBridge will (i) manage the investment and reinvestment of a portion of the Portfolios’ assets, or portion thereof; (ii) determine the securities to be purchased or sold and execute such documents on behalf of that portion as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. The Board reviewed the Subadviser’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, the Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of the Subadviser that would be responsible for providing investment management services to each Portfolio as well as current and projected staffing levels. The Board considered that the personnel of the Subadviser that would be responsible for advising each Portfolio, including the key personnel that will be involved in the investment management activities with respect to the Portfolio, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Portfolios’ day-to-day investment management is therefore expected to remain intact.

The Board also reviewed and considered the Subadviser’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Portfolios. The Board considered the Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on the Subadviser’s ability to provide services to the Trusts.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and that there was a reasonable basis on which to conclude that the Subadviser would provide high quality services to the Trusts.

Portfolio Fees and Expenses; Investment Performance.

At the October Meeting, the Board, including the Independent Trustees, received and reviewed information regarding each Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised

Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fees and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fees paid by the Portfolios to SunAmerica. The Board also noted that the subadvisory fee rates paid under the New Subadvisory Agreement are the same as those under the Prior Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information during its consideration of the renewal of the Prior Subadvisory Agreement at the October Meeting. The Board noted that at that meeting, it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it considered advisory fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as well as performance data from management and the Subadviser with respect to the Portfolios and any other mutual funds or other accounts advised or subadvised by the Subadviser with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each portfolio’s overall performance, performance relative to the portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether the Subadviser will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement would be paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolios is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trusts in connection with the consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trusts, would be responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trusts do not directly benefit from any reduction in those fee rates. The Board also considered other potential indirect benefits to the Subadviser as a result of its relationship with the Portfolios, which could include research benefits obtained by trading the Portfolios’ assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadviser in its management of the Portfolios are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and the Subadviser as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement are identical to those of the Prior Subadvisory Agreement. Accordingly, the Board considered the differences in terms between the New Subadvisory Agreement and the Prior Subadvisory Agreement and found those differences to be reasonable.

Conclusions.

In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that PineBridge possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolios and their respective shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about PineBridge

PineBridge Investments LLC is a Delaware limited liability company located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022. PineBridge is a wholly owned indirect subsidiary of MetLife, Inc and is part of MetLife Investment Management, the institutional asset management business of MetLife, Inc. As of September 30, 2025, PineBridge managed approximately $215.1 billion in assets.

The following chart lists PineBridge’s principal executive officers and directors and their principal occupations. The business address for these individuals is the same as set forth in the previous paragraph.

Name and Address	Principal Occupation
Brian D. Funk	President
Michael J. Karpik	Director and Chief Operating Officer
Tracie E. Ahern	Director and Chief Financial Officer

No Trustee of a Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, PineBridge or its affiliates since the beginning of the applicable Portfolio’s most recent fiscal year. No officers or Trustees of a Trust are officers, employees, directors, general partners or shareholders of PineBridge.

PineBridge is the investment adviser for other mutual funds and/or institutional accounts that have investment strategies and/or objectives similar to that of the Portfolios. While the investment strategies and/or objectives of these mutual funds and/or institutional accounts may be similar to that of a Portfolio, the nature of services provided by PineBridge may be different. As a sub-adviser, PineBridge may perform a more limited set of services and assume fewer responsibilities for a Portfolio than it does for these funds and/or institutional accounts. The name of each such fund/account, information concerning the fund’s/account’s assets, and the advisory or subadvisory fee rates paid (as a percentage of average net assets) to PineBridge for its management services are set forth below.

SA PineBridge High-Yield Bond Portfolio

Fund Name	Assets as of December 31, 2025 (millions)	Fee Rate (% of average daily net assets)
Institutional Account A SubAdvised Account A SubAdvised Account B PineBridge HY CIT	$473.4 $240.6 $148.1 $859.3	0.33% 0.32% 0.30% 0.27%

SA Multi-Managed Diversified Fixed Income Portfolio

Fund Name	Assets as of December 31, 2025 (millions)	Fee Rate (% of average daily net assets)

VALIC Company I – Core Bond Fund (PineBridge Sleeve)	$1,045	0.18%

Ownership of Shares

As of December 31, 2025, there were approximately 48,819,747.59 and 69,059,746.79 shares outstanding in SA PineBridge High-Yield Bond Portfolio and SA Multi-Managed Diversified Fixed Income Portfolio, respectively. As of December 31, 2025, all shares of each Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC,” and collectively with AGL and USL, the “Life Companies”) or affiliated mutual funds.

The following shareholders directly owned 5% or more of each Portfolio’s outstanding shares as of such date:

SA PineBridge High-Yield Bond Portfolio

Class	Owner	Shares	Percentage

Class 1	AGL	5,815,774.98	23.75%

	Allocation Growth Portfolio	1,019,130.51	4.16%

	SST Allocation Moderate Growth Portfolio	1,811,635.50	7.40%

	Allocation Moderate Portfolio	1,359,945.81	5.55%

	SAST Dynamic Allocation Portfolio	8,542,378.53	34.89%

	SAST Dynamic Strategy Portfolio	4,162,553.29	17.00%

	USL	208,656.44	0.85%

Class 2	AGL	947,107.23	100.00%

Class 3	AGL	21,633,292.13	92.49%

	USL	1,472,015.66	6.29%

	VALIC	284,244.30	1.22%

SA Multi-Managed Diversified Fixed Income Portfolio

Class	Owner	Shares	Percentage

Class 1	AGL	120,077.64	0.18%

	SST Allocation Balanced Portfolio	3,340,190.04	4.96%

	Allocation Growth Portfolio	2,078,172.58	3.08%

	Allocation Moderate Growth Portfolio	3,953,737.34	5.87%

	Allocation Moderate Portfolio	2,960,357.59	4.39%

	SAST Dynamic Allocation Portfolio	42,805,123.32	63.51%

	SAST Dynamic Strategy Portfolio	12,138,317.16	18.01%

Class 2	AGL	1,128,515.41	100.00%

Class 3	AGL	512,737.28	95.79%

	USL	22,518.42	4.21%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is 1133 Avenue of the Americas 33rd Floor, New York, New York, 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. Each of SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy, series of SAST, is located at 5300 Memorial Drive, Suite 1150, Houston, TX 77007. Each of SA Allocation Aggressive Portfolio, SA Allocation Balanced Portfolio, SA Allocation Moderate Portfolio, and SA Allocation Moderately Aggressive Portfolio, series of SST, is located at 5300 Memorial Drive, Suite 1150, Houston, TX 77007.

Shareholders that own of record or beneficially more than 25% of a Portfolio’s outstanding shares may be considered a controlling person. As of December 31, 2025, to the knowledge of the Trusts, no other person beneficially or of record owned 25% or more of any class of a Portfolio’s outstanding shares.

As of December 31, 2025, the Trustees and officers of the Trusts as a group owned an aggregate of less than 1% of the shares of each Portfolio.

Brokerage Commissions

Neither SA PineBridge High-Yield Bond Portfolio nor SA Multi-Managed Diversified Fixed Income Portfolio paid brokerage commissions to affiliated broker-dealers for the fiscal year ended January 31, 2026, or March 31, 2025, respectively.

Other Service Providers

The Board has adopted a Rule 12b-1 Plan for each of the Portfolios’ Class 1, Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plans, Class 2 and Class 3 shares of each Portfolio are subject to service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees are used to compensate the Life Companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. The Life Companies were affiliates of SunAmerica prior to the SunAmerica Transaction.

Each Trust has entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Portfolios, which include shareholder servicing and dividend disbursement services. VRSCO is a wholly-owned subsidiary of VALIC and was an affiliate of SunAmerica prior to the SunAmerica Transaction. VRSCO is located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019.

Directed Services LLC (“DSL”), an affiliate of Venerable, distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. DSL was appointed as the new distributor to the Portfolios effective January 1, 2026, replacing Corebridge Capital Services, Inc. (“CCS”), the prior distributor. CCS was an affiliate of SunAmerica prior to the SunAmerica Transaction. DSL is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

The approval of the New Subadvisory Agreement did not affect the services provided to the Portfolios by the Life Companies, VRSCO, CCS (when it was still the Portfolios’ distributor) or DSL.

Set forth below are the amounts paid by each of SA PineBridge High-Yield Bond Portfolio and SA Multi-Managed Diversified Fixed Income Portfolio pursuant to the Rule 12b-1 Plans and MTA for the fiscal years ended January 31, 2026, and March 31, 2025, respectively.

Portfolio	Aggregate Amount of Account Maintenance and Service Fees Paid to the Life Companies	Amount of Transfer Agency Services Fees Paid to VRSCO

SA PineBridge High-Yield Bond Portfolio	$314,249	$8,136

SA Multi-Managed Diversified Fixed Income Portfolio	$34,219	$1,936

Shareholder Reports

Copies of the most recent Annual and Semi-Annual Shareholder Reports and reports on Form N-CSR of each Portfolio are available without charge online at venerable.onlineprospectus.net/funds/sast_sst and may be obtained by writing to its respective Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling Corebridge Financial, Inc., the indirect owner of the Life Companies, at (800) 445-7862.

Shareholder Proposals

The Trusts are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trusts must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust and SunAmerica Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust
SunAmerica Series Trust

Dated: February 27, 2026

EXHIBIT A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of December 30, 2025, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and PINEBRIDGE INVESTMENTS LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (“SST”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SST Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (“SAST,” and collectively with SST, the “Trusts”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SAST Advisory Agreement,” and collectively with the SST Advisory Agreement, the “Advisory Agreements”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SAST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trusts are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies and may issue unlimited shares of beneficial interest, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trusts listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Advisory Agreements with the Trusts. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trusts’ current prospectus and statement of additional information (together, the “Registration Statement”) as provided to the Subadviser, and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolio(s) set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trusts or such Portfolio. Without limiting the foregoing, and subject to Section 9(c) hereof, the Subadviser represents and warrants to the Adviser that all of, or to the extent applicable the portion of, the assets which it manages of the Portfolio(s) set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (c) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code so as not to jeopardize the treatment of the variable annuity contracts that offer the Portfolio(s) as annuity contracts for purposes of the Code; (d) the provisions of the Act and rules adopted thereunder; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the current prospectus and statement of additional information of the Portfolio(s) as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trusts, as most recently provided by the Adviser to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trusts, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trusts, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trusts, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is satisfactory to the Adviser, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Adviser and Subadviser each agree that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of this Section 1 of this Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser.

The Subadviser will assist the Portfolio(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the Subadviser’s portfolio records relating to the assets of the Portfolio(s) for which the Subadviser has responsibility at such times as the Adviser shall reasonably request; provided, however, that the parties acknowledge that the Subadviser is not the fund accounting agent for the

Portfolio(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by the Subadviser will be provided for information purposes only.

2. Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trusts and their respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trusts such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)

All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution;

(2)

Such direction may result in the Portfolio paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)

If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)

The Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.

(c) With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trusts and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Portfolio will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Portfolio, as deemed appropriate by the Subadviser.

4. Representations, Warranties and Covenants. (a) Each party represents and warrants as follows: (i) it is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder, (ii) it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement, and (iii) its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject or with any agreements to which it is a party.

(b)   Each party covenants and agrees that, so long as this Agreement shall remain in effect (i) it shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder, (ii) its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject or with any agreements to which it is a party, and (iii) it shall at all times fully comply with the Advisers Act, the Act, all applicable rules and regulations under such acts and all other applicable law.

5. Other Services. At the request of the Trusts or the Adviser, the Subadviser in its discretion may make available to the Trusts, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trusts or the Adviser at the Subadviser’s cost.

6. Reports. The Trusts, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trusts as each may reasonably request.

7. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trusts are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trusts are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trusts in any way or otherwise be deemed an agent of the Trusts.

8. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trusts pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trusts are the property of the respective Trust and will be surrendered promptly to the respective Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, each Trust’s auditors, each Trust or any representative of the Trusts, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trusts.

9. Reference to the Subadviser. Neither the Trusts nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials except in accordance with the Logo Use Agreement to be entered into between the Adviser and the Subadviser (or one of its affiliates).

10. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons, shareholders or to the Trust or to any shareholder of the Trust or to any third party for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to: (A), a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to the Subadviser and with respect to any other portfolio of the Trust.

11. Permissible Interests. Trustees and agents of the Trusts are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trusts as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trusts in some manner.

12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of each Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the respective Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or a Trust, by vote of a majority of the respective Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the respective Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the respective Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the respective Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between a Trust and the Adviser is terminated.

13. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of each Trust must be obtained in conformity with the requirements of the Act.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16. Personal Liability. The Declarations of Trust establishing each Trust (each, a “Declaration” and collectively, the “Declarations”), are on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with each Declaration, no Trustee, shareholder, officer, employee or agent of the respective Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the respective Trust, but the respective “Trust Property,” as defined in the Declaration, only shall be liable.

17. Separate Series. Pursuant to the provisions of the Declarations, each Portfolio is a separate series of each Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the respective Trust as a whole.

18. Proxy Voting. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

19. Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b)   Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 19.

(c)   To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)   Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects

(and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

(e)   For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 19 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)   The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

20.   Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:

PineBridge Investments LLC

65 East 55th Street, 6th Floor

New York, NY 10022

Attention: Client Relations

Email address: amer_clientrelations@pinebridge.com

PineBridge Investments LLC

65 East 55th Street, 6th Floor

New York, NY 10022

Attention: Legal Department

Email address: Eric.Smith@pinebridge.com

Adviser:	SunAmerica Asset Management, LLC 30 Hudson Street, 16th Floor Jersey City, NJ 07302 Attention: General Counsel Email address: SaamcoLegal@corebridgefinancial.com

21.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same

Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John T. Genoy
Name: John T. Genoy
Title: President

PINEBRIDGE INVESTMENTS LLC

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director, Global Head of Credit and Fixed Income

SCHEDULE A

Effective December 30, 2025

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio

SST

SA Multi-Managed Diversified Fixed Income Portfolio

U.S. Government Index Component Core Bond Component	[omitted] [omitted]

SAST

SA PineBridge High-Yield Bond Portfolio	[omitted]

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

SUNAMERICA SERIES TRUST

SA PineBridge High-Yield Bond Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

5300 MEMORIAL DRIVE

SUITE 1150

HOUSTON, TX 77007

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

venerable.onlineprospectus.net/informationstatements/index.html

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement with respect to the SA Multi-Managed Diversified Fixed Income Portfolio, a series of Seasons Series Trust (“SST”), and the SA PineBridge High-Yield Bond Portfolio, a series of SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”), is now available at the Venerable Holdings, Inc. (“Venerable”) website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access Venerable’s website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on June 5, 2025, the Board of Trustees (the “Board”) of each Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and PineBridge Investments LLC (“PineBridge”) with respect to its respective Portfolio (the “New Subadvisory Agreement”). The prior subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination upon a change in control of PineBridge. On December 30, 2025, MetLife Investment Management, the institutional asset management business of MetLife, Inc., acquired PineBridge (the “Transaction”), and the closing of the Transaction constituted a change of control of PineBridge. As a result, the Prior Subadvisory Agreement terminated and the New Subadvisory Agreement became effective on December 30, 2025.

The Trusts have received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. Each Board, including a majority of the Independent Trustees, must first approve each new or amended sub-advisory agreement. This allows SunAmerica to act more quickly to change subadvisers when it determines that a change would be in the best interest of a portfolio and its shareholders. As required by this exemptive order, a portfolio is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about February 27, 2026, to all participants in a contract who were invested in one or both of the Portfolios as of the close of business on December 30, 2025. A copy of the Information Statement will remain on Venerable’s website until at least February 27, 2027, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing a Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling Corebridge Financial, Inc. at (800) 445-7862. You can request a complete copy of the Information Statement until February 27, 2027. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.